                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2000



                              QUALCOMM INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



            0-19528                                       95-3685934
      (Commission File No.)                   (IRS Employer Identification No.)



                              5775 MOREHOUSE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 587-1121

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On February 21, 2000 (the "Closing Date"), QUALCOMM Incorporated ("QUALCOMM") and QUALCOMM Personal Electronics sold certain assets related to their terrestrial-based wireless CDMA consumer phone business (the "Assets") to Kyocera Wireless Corp. ("KWC"), formerly known as KII Acquisition Company, pursuant to that certain Asset Purchase Agreement dated December 22, 1999 among QUALCOMM, KWC and Kyocera International, Inc., as amended by that certain First Amendment to Asset Purchase Agreement, dated as of February 20, 2000 (as amended, the "Asset Purchase Agreement"). QUALCOMM received $216,144,412 in cash on February 22, 2000 and will receive an additional $19,363,176, plus interest from February 22, 2000, in cash on consummation of that aspect of the sale relating to certain foreign business operations and assets (the "Second Closing Date"). The Second Closing Date is expected to occur in March 2000. Initial consideration for the Assets will total $235,507,588, provided however, that the total consideration to be paid for the Assets will be based on a final determination made after the Closing Date of the value of the net assets actually sold.

        A description of the transaction is set forth in the Press Release issued by QUALCOMM dated February 22, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  (1) UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF QUALCOMM INCORPORATED.

                           The following unaudited pro forma condensed consolidated financial information is being filed herewith:


                                                                                                Page:
                                                                                                -----
                           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                           at December 26, 1999                                                    4
                           Unaudited Pro Forma Condensed Consolidated Statement of
                           Income for the three months ended December 26, 1999                     5
                           Unaudited Pro Forma Condensed Consolidated Statement of
                           Income for the year ended September 30, 1999                            6
                           Notes to Unaudited Pro Forma Condensed Consolidated
                           Financial Information                                                   7


         (c)      EXHIBITS.

                  2.2 Asset Purchase Agreement dated December 22, 1999 among QUALCOMM Incorporated, Kyocera Wireless Corp., formerly known as KII Acquisition Company, and Kyocera International, Inc. (incorporated herein by reference to QUALCOMM's Form 10-Q for the fiscal quarter ended December 26, 1999 and filed with the Securities and Exchange Commission on January 28,
                           2000).

                  2.3 First Amendment to Asset Purchase Agreement dated as of February 20, 2000 among QUALCOMM Incorporated, Kyocera Wireless Corp., formerly known as KII Acquisition Company, and Kyocera International, Inc.
                           (1)

                  99.1     Press Release dated February 22, 2000.

---------------

(1) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment. Omitted portions will be filed separately with the Securities and Exchange Commission.

                              QUALCOMM INCORPORATED

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                      DECEMBER 26, 1999
                                                    --------------------------------------------------------
                                                                          PRO FORMA
                                                    HISTORICAL           ADJUSTMENTS            PRO FORMA (a)
                                                    ----------           -----------            -------------
ASSETS


  Current Assets:
    Cash and cash equivalents                       $  303,978            $  235,508(b)           $  539,486
    Investments                                      1,087,164                     0               1,087,164
    Accounts receivable, net                           998,200                     0                 998,200
    Finance receivables                                 24,167                     0                  24,167
    Inventories, net                                   259,968              (209,790)(c)              50,178
    Other current assets                               201,825                     0                 201,825
                                                    ----------            ----------              ----------
      Total current assets                           2,875,302                25,718               2,901,020
  Property, plant and equipment, net                   537,482               (92,099)(d)             445,383
  Investments                                          165,338                     0                 165,338
  Finance receivables, net                             680,090                     0                 680,090
  Other assets                                         727,223                     0                 727,223
                                                    ----------            ----------              ----------
    Total assets                                    $4,985,435            $  (66,381)             $4,919,054
                                                    ==========            ==========              ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities:
    Accounts payable and accrued
    liabilities                                     $  715,546            $  (58,471)(e)          $  657,075
    Unearned revenue                                    64,625                     0                  64,625
    Bank lines of credit                               124,000                     0                 124,000
    Current portion of long-term debt                    3,109                     0                   3,109
                                                    ----------            ----------              ----------
    Total current liabilities                          907,280               (58,471)                848,809
  Other liabilities                                     64,587                     0                  64,587
                                                    ----------            ----------              ----------
       Total liabilities                               971,867               (58,471)                913,396
                                                    ----------            ----------              ----------
  Minority interest in consolidated
    subsidiaries                                        54,910                     0                  54,910
                                                    ----------            ----------              ----------
  Company-obligated mandatorily
    redeemable Trust Convertible
    Preferred Securities of a subsidiary
    trust holding solely debt securities
    of the Company                                     269,895                     0                 269,895
                                                    ----------            ----------              ----------

  Stockholders' Equity:
    Preferred stock, $0.0001 par value                     ---                     0                     ---
    Common stock, $0.0001 par value                         70                     0                      70
    Paid-in capital                                  3,196,953                     0               3,196,953
    Retained earnings                                  377,998                (7,910)(b)-(e)         370,088
    Accumulated other comprehensive
      income                                           113,742                     0                 113,742
                                                    ----------            ----------              ----------
      Total stockholders' equity                     3,688,763                (7,910)              3,680,853
                                                    ----------            ----------              ----------
      Total liabilities and
      stockholders' equity                          $4,985,435            $  (66,381)             $4,919,054
                                                    ==========            ==========              ==========




See accompanying notes to unaudited pro forma condensed consolidated financial information

                              QUALCOMM INCORPORATED

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                                           PRO FORMA
                                                                     HISTORICAL           ADJUSTMENTS             PRO FORMA (a)
                                                                    -----------           -----------             -------------
Revenues                                                            $ 1,120,073           $  (356,377)(f)          $   763,696
                                                                    -----------           -----------              -----------

Operating Expenses:
   Cost of revenues                                                     648,748              (316,685)(g)              332,063
   Research and development                                              83,404               (16,681)(h)               66,723
   Selling, general and administrative                                  101,848               (44,263)(i)               57,585
   Other                                                                 26,152               (26,152)(j)                   --
                                                                    -----------           -----------              -----------
Total operating expenses                                                860,152              (403,781)                 456,371
                                                                    ===========           ===========              ===========

Operating income                                                        259,921                47,404                  307,325

Interest expense                                                         (2,673)                2,119(k)                  (554)
Investment income, net                                                   36,247                 2,614(l)                38,861
Distributions on Trust Convertible
Preferred Securities of subsidiary trust                                (11,045)                    0                  (11,045)
                                                                    -----------           -----------              -----------
Income before income taxes                                              282,450                52,137                  334,587
Income tax expense                                                     (105,331)              (19,812)(m)             (125,143)
                                                                    -----------           -----------              -----------
Net income                                                          $   177,119           $    32,325              $   209,444
                                                                    ===========           ===========              ===========
Net earnings per common share:
   Basic                                                            $      0.27                                    $      0.32
                                                                    ===========                                    ===========
   Diluted                                                          $      0.23                                    $      0.27
                                                                    ===========                                    ===========
Shares used in per share calculation:
   Basic                                                                664,586                                        664,586
                                                                    ===========                                    ===========
   Diluted                                                              790,827                                        790,827
                                                                    ===========                                    ===========




      See accompanying notes to unaudited pro forma condensed consolidated financial information

                              QUALCOMM INCORPORATED

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                YEAR ENDED SEPTEMBER 30, 1999
                                                    -----------------------------------------------------------
                                                                          PRO FORMA
                                                    HISTORICAL            ADJUSTMENTS             PRO FORMA (a)
                                                    -----------           -----------            --------------
Revenues                                            $ 3,937,299           $(1,365,486)(f)          $ 2,571,813
                                                    -----------           -----------              -----------

Operating expenses:
  Cost of revenues                                    2,485,072            (1,187,293)(g)            1,297,779
  Research and development                              381,139               (85,642)(h)              295,497
  Selling, general and administrative                   425,941              (140,655)(i)              285,286
  Other                                                 240,007                     0                  240,007
                                                    -----------           -----------              -----------
Total operating expenses                              3,532,159            (1,413,590)               2,118,569
                                                    -----------           -----------              -----------

Operating income                                        405,140                48,104                  453,244

Interest expense                                        (14,698)                3,095(k)               (11,603)
Investment income, net                                   24,576                11,791(l)                36,367
Distributions on Trust Convertible
  Preferred Securities of subsidiary trust              (39,297)                    0                  (39,297)
Other                                                   (69,035)                    0                  (69,035)
                                                    -----------           -----------              -----------
Income before income taxes                              306,686                62,990                  369,676
Income tax expense                                     (105,807)              (22,047)(m)             (127,854)
                                                    -----------           -----------              -----------
Net income                                          $   200,879           $    40,943              $   241,822
                                                    ===========           ===========              ===========
Net earnings per common share (n):
  Basic                                             $      0.34                                    $      0.41
                                                    ===========                                    ===========
  Diluted                                           $      0.31                                    $      0.37
                                                    ===========                                    ===========
Shares used in per share calculation:
  Basic                                                 594,714                                        594,714
                                                    ===========                                    ===========
  Diluted                                               649,889                                        649,889
                                                    ===========                                    ===========



      See accompanying notes to unaudited pro forma condensed consolidated financial information

                              QUALCOMM INCORPORATED

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



(a) The unaudited pro forma condensed consolidated balance sheet give retroactive effect to the sale of certain assets related to QUALCOMM's terrestrial-based wireless CDMA consumer phone business to Kyocera Wireless Corp. ("KWC") as if the sale had occurred as of December 26, 1999. The unaudited pro forma condensed consolidated statements of income give retroactive effect as if the sale had occurred as of the beginning of the periods represented. The Company estimates that additional charges in the second quarter of fiscal 2000 relating to the disposition of the terrestrial-based wireless CDMA phone business will total approximately $50 million. The additional charges will primarily relate to KWC's right under the agreement to exclude certain properties and equipment and employee termination charges. Such charges are not considered in these unaudited pro forma condensed consolidated financial statements.

(b) Reflects the initial cash proceeds to be received by QUALCOMM. Total consideration will be based on a final determination of net assets as of the closing date.

(c)      Reflects inventories, net of reserves, to be sold to KWC.

(d) Reflects property and equipment, net of accumulated depreciation, to be sold to KWC.

(e) Reflects accrued liabilities to be assumed by KWC, primarily comprised of warranty reserves and accrued cooperative advertising.

(f) Reflects revenues related to the terrestrial-based wireless CDMA consumer phone business to be assumed by KWC, including $19 million in sales by QUALCOMM Personal Electronics ("QPE") to Sony Electronics Inc. ("Sony Electronics"), offset by royalty revenue from third parties and billings to KWC for services provided by QUALCOMM employees as a result of the sale. QPE, a joint venture general partnership formed by QUALCOMM and Sony Electronics, manufactured the terrestrial-based wireless CDMA consumer phones sold by QUALCOMM. Sony Electronics' 49% interest in QPE is presented as a minority interest in these unaudited pro forma condensed consolidated financial statements.

(g) Reflects cost of revenues related to the terrestrial-based wireless CDMA consumer phone business to be assumed by KWC, offset by the cost of revenues related to services provided by QUALCOMM employees as a result of the sale.

(h) Reflects research and development expenses related to the terrestrial-based wireless CDMA consumer phone business to be assumed by KWC.

(i) Reflects selling, general and administrative expenses related to the terrestrial-based wireless CDMA consumer phone business to be assumed by KWC.

(j) Reflects nonrecurring charges primarily related to the estimated difference between the carrying value of property and equipment and the consideration to be received from KWC, less costs to sell.

(k) Reflects interest expense incurred by QPE in connection with the terrestrial-based wireless CDMA consumer phone business to be assumed by KWC.

(l)      Reflects Sony Electronics' minority interest in the earnings of QPE.

(m) Pro forma adjustments have been tax effected at QUALCOMM's annual effective tax rate, expected to be 38% for fiscal 2000. QUALCOMM's annual effective tax rate was 35% for fiscal 1999.

(n) QUALCOMM effected a four-for-one stock split in December 1999. Pro forma net earnings per common share for the year ended September 30, 1999 are presented giving retroactive effect to the stock split.












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

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          QUALCOMM INCORPORATED


Dated:  March 7, 2000                     By: /s/ Steven R. Altman
                                             ---------------------------------
                                             Steven R. Altman
                                             Executive Vice President and
                                             General Counsel

                                INDEX TO EXHIBITS



         2.2 Asset Purchase Agreement dated December 22, 1999 among QUALCOMM Incorporated, Kyocera Wireless Corp., formerly known as KII Acquisition Company, and Kyocera International, Inc. (incorporated herein by reference to QUALCOMM's Form 10-Q for the fiscal quarter ended December 26, 1999 and filed with the Securities and Exchange Commission on January 28, 2000).

         2.3 First Amendment to Asset Purchase Agreement dated as of February 20, 2000 among QUALCOMM Incorporated, Kyocera Wireless Corp., formerly known as KII Acquisition Company, and Kyocera International, Inc. (1)

        99.1      Press Release dated February 22, 2000.



----------------

(1) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment. Omitted portions will be filed separately with the Securities and Exchange Commission.